CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report on Form 10-KSB (the "Report") of FuelNation, Inc. (the "Company") for the year ended December 31, 2002, I, Charles Brodzki, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         May 20, 2003
                                         /s/ CHARLES BRODZKI
                                         --------------------------------------
                                         Name:    Charles Brodzki
                                         Title:   President

         In connection with the accompanying Annual Report on Form 10-KSB (the "Report") of FuelNation, Inc. (the "Company") for the year ended December 31, 2002, I Charles Brodzki, Acting Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: May 20, 2003


                                         /s/ CHARLES BRODZKI
                                         --------------------------------------
                                         Name:    Charles Brodzki
                                         Title:   Acting Chief Financial Officer


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